SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                               June 12, 1998



                             NORWEST CORPORATION
            (Exact name of registrant as specified in its charter)



          Delaware                     1-2979                 41-0449260
(State or other jurisdiction        (Commission            (IRS Employer
     of incorporation)              File Number)         Identification No.)



             Norwest Center
           Sixth and Marquette
         Minneapolis, Minnesota                                      55479
(Address of principal executive offices)                          (Zip Code)



       Registrant's telephone number, including area code:  612-667-1234



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                                 Form 8-K
                             NORWEST CORPORATION
ITEM 5.     Other Events.

On June 8, 1998, Norwest Corporation (the corporation) filed with the Delaware Secretary of State a Certificate of Amendment of Certificate of Incorporation amending its Restated Certificate of Incorpoartion to increase the corporation's authorized common stock from one billion shares to two billion shares.


ITEM 7.	Exhibits.

Filed herewith as Exhibit 3 is the Certificate of Amendment of Certificate of Incorporation.


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Exhibit

The following exhibit is filed in response to Item 601 of Regulation S-K.

	Exhibit No.		Exhibit

   		3 Certificate of Amendment of Certificate of Incorporation of the Corporation filed on June 8, 1998, in the Office of the Delaware Secretary of State.















                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Norwest Corporation
                                          (Registrant)


June 12, 1998  		                 By: \s\ Laurel A. Holschuh
                                                 Senior Vice President

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